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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         FRONTIER NATIONAL CORPORATION
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)

                                    Alabama
                               -----------------
                            (State of Organization)

                                  72-1355228
                             --------------------
                    (I.R.S. Employer Identification Number)

                           1011 NORTH LANIER AVENUE
                          LANETT, ALABAMA 36863-0682
                                (334) 644-3171
     (Address and Phone Number of Registrants Principal Executive Offices)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [X]

Securities Act registration statement file number to which this form
relates:   333-52465
          ------------


Securities to be registered pursuant to Section 12(b) of the Act:

                                    NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
                               ----------------
                               (title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The full and complete description of the securities covered by this Registration Statement contained in the Section "Description of VNC Capital Stock" on page 46 of the Joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission as part of the Form S-4 Registration Statement (Registration No. 333-52465) of Frontier National Corporation (formerly known as Valley National Corporation), is incorporated into this Registration Statement by reference as if fully set forth herein. Any subsequent Joint Proxy Statements/Prospectuses filed as amendments to the Form S-4 Registration Statement (Registration No. 333-52465), shall be deemed to be incorporated into the Registration Statement by reference as if fully set forth herein.

ITEM 2.  EXHIBITS

     The securities described herein are to be registered pursuant to Section 12(g) of the Act. Accordingly, attached are the following exhibits, required in accordance with to the Instructions as to Exhibits on Form 8-A. Exhibits incorporated by reference are so indicated.

EXHIBIT
NUMBER                                   DESCRIPTION
------                                   -----------

 1.                 Specimen of security to be registered hereunder.

 2. Articles of Incorporation of Frontier National Corporation (formerly known as Valley National Corporation), incorporated herein by reference to Exhibit 3.1 to Form S-4 Registration Statement (Registration No. 333-52465).

 3. Articles and Certificate of Merger of Domestic Corporation into Valley National Corporation (Name changed to Frontier National Corporation), dated August 21, 1998.

 4. Bylaws of Frontier National Corporation (formerly known as Valley National Corporation), incorporated herein by reference to Exhibit 3.2 to Form S-4 Registration Statement (Registration No. 333-52465).

                                       2
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                                    SIGNATURES
                                    ----------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    FRONTIER NATIONAL CORPORATION

August 31, 1998                     By:    /s/ Steven R. Townson
                                        ---------------------------------
                                        Steven R. Townson, President and
                                            Chief Executive Officer